Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Grants of Plan-Based Awards
As described in the Compensation Discussion & Analysis section of this proxy statement, annual cash incentive awards under our 2025 incentive plan were based on Core Operating Earnings per Share and achievement of our Corporate Responsibility objectives by our NEOs during the year ended December 31, 2025. Mr. Stein’s compensation package does not currently provide him with an annual cash incentive opportunity. As determined by the Compensation Committee, annual cash incentive awards were awarded at 1.5 times the target level under the 2025 annual incentive plan.

Equity awards that may be earned under our 2025 long-term incentive plan are issued under our Omnibus Incentive Plan. Our 2025 incentive plan provides for issuance to the NEOs of performance share awards that are based on specified thresholds for relative total shareholder return during 2025 through 2027.
Each performance share award provides for a specific number of shares depending on the extent to which the performance levels are achieved. No performance shares will be earned if the threshold levels are not achieved. Earned awards will vest, if at all, at the end of the performance period, and will be paid in shares. Dividend equivalents will vest when the underlying share award vests and will be paid in shares, as if dividends paid on unvested shares at the same rate as paid on our common stock were reinvested annually.

Award Timing Predetermined	true
Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false